THE CHASE INTERMEDIATE TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date        Issue
01/21/00    Lehman Brothers Holdings (LEH) 7.75% due 01/15/05
	    Mdy A3/S&P A

Shares      Price         Amount
800,000     $99.769     $798,152.00

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue        Chase Funds
 N/A       0.50%        0.040%             0.040%

     Broker
Lehman Brothers, Inc.

Underwriters of Lehman Brothers Holdings (LEH) 7.75% due 01/15/05
Mdy A3/S&P A

Underwriters                               Number of Shares
Lehman Brothers, Inc.                         1,800,000,000
ABN AMRO, Inc.                                   12,500,000
Banc of America Securities LLC                   12,500,000
Banc One Capital Markets, Inc.                   12,500,000
Banque Bruxelles Lambert S.A.                    12,500,000
Barclays Bank PLC                                12,500,000
Bear, Stearns & Co., Inc.                        12,500,000
Chase Securities, Inc.                           12,500,000
Commerzbank Aktiengesellscaft                    12,500,000
Credit Lyonnnais                                 12,500,000
DG Bank Deutsche Genossenschaftsbank AG          12,500,000
Dresdner Kleinwort Benson North America LLC      12,500,000
Fidelity Capital Markets                         12,500,000
HSBC                                             12,500,000
SG Cowen Securities Corp.                        12,500,000
Wachovia Securities, Inc.                        12,500,000
Westdeutsche Landesbank Girozentrale             12,500,000
			Total                 2,000,000,000



THE CHASE INTERMEDIATE TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
03/02/00        Raytheon Company (RTN) 7.90% due 03/01/03
		Mdy Baa2/S&P BBB- (144A)

Shares          Price           Amount
365,000         $99.830       $364,379.50

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A          N/A        0.04563%          0.13313%

     Broker
Morgan Stanley Dean Witter

Underwriters of Raytheon Company (RTN) 7.90% due 03/01/03
Mdy Baa2/S&P BBB- (144A)

Underwriters                                    Number of Shares
Credit Suisse First Boston Corp.                     190,000,000
Morgan Stanley Dean Witter & Co., Inc.               190,000,000
Bank of America Securities LLC                        46,000,000
Salomon Smith Barney, Inc.                            46,000,000
J.P. Morgan Securities, Inc.                          46,000,000
Chase Securities, Inc.                                44,800,000
Lehman Brothers, Inc.                                 36,800,000
Bank One Capital Markets, Inc.                        32,000,000
FleetBoston Robertson Stephens, Inc.                  22,000,000
Wachovia Securities, Inc.                             21,200,000
CIBC World Markets Corp.                              16,400,000
Credit Lyonnais Securities (USA) I                    16,400,000
SG Cowen Securities Corp.                             16,400,000
BNP Paribas Group                                     16,000,000
Commerzbank Capital Markets Corp.                     16,000,000
First Union Securities, Inc.                          16,000,000
Scotia Capital Inc.                                   14,000,000
ABN AMRO, Inc.                                         8,000,000
The Williams Capital Group, LP                         6,000,000
   Total                                             800,000,000



THE CHASE INTERMEDIATE TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
06/06/00        Hewlett-Packard Company (HWP) 7.15% due 06/15/05
		Mdy Aa2/S&P AA-

Shares          Price           Amount
800,000         $99.666       $797,328.00

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A         0.35%       0.05333%          0.05333%

     Broker
Salomon Smith Barney, Inc.

Underwriters of Hewlett-Packard Company (HWP) 7.15% due 06/15/05
Mdy Aa2/S&P AA-

Underwriters                                    Number of Shares
Credit Suisse First Boston Corp.                     637,500,000
Salomon Smith Barney, Inc.                           637,500,000
Bear, Stearns & Co., Inc.                             52,500,000
Chase Securities, Inc.                                52,500,000
Goldman, Sachs & Co.                                  52,500,000
Morgan Stanley Dean Witter & Co., Inc.                52,500,000
The Williams Capital Group, LP                        15,000,000
   Total                                           1,500,000,000



THE CHASE INTERMEDIATE TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
06/07/00        International Paper Company (IP) 8.13% due 07/08/05
		Mdy Baa1/S&P BBB+ (144A)

Shares          Price           Amount
800,000         $99.906       $799,248.00

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A         0.60%       0.08000%          0.08000%

     Broker
Credit Suisse First Boston Corp.

Underwriters of International Paper Company (IP) 8.13% due 07/08/05 Mdy Baa1/S&P BBB+ (144A)

Underwriters                                    Number of Shares
Credit Suisse First Boston Corp.                     550,000,000
Banc of America Securities LLC                        82,000,000
Chase Securities, Inc.                                82,000,000
Deutsche Banc (Alex Brown)                            82,000,000
Merrill Lynch & Co., Inc.                             82,000,000
Salomon Smith Barney, Inc.                            82,000,000
Blaylock & Partners                                   20,000,000
Utendahl Capital Partners LP                          20,000,000
   Total                                           1,000,000,000